Exhibit 99.1

Vivos Therapeutics Announces Grand Opening of Affiliated Sleep Center Near Detroit, Michigan

Vivos Eyes High Growth Potential from Commercial Affiliation with Prominent Auburn Hills, Michigan Sleep Practice MISleep Solutions

LITTLETON, Colo., Dec. 16, 2025 (GLOBE NEWSWIRE) — Vivos Therapeutics, Inc. (“Vivos” or the “Company’’) (NASDAQ: VVOS), a leading medical device and healthcare services company focused on sleep related breathing disorders, including obstructive sleep apnea (OSA), is pleased to announce the grand opening of its latest sleep testing and treatment center near Detroit in Auburn Hills, Michigan.

This new center represents an extension of Vivos’ sleep center affiliation model—a capital-efficient and scalable version of Vivos’ growing operations in Las Vegas, Nevada. This model can take the form of contractual alliances, such as in Auburn Hills, or outright acquisitions of sleep medical practices, such as the one Vivos completed this past summer in Las Vegas with the acquisition of The Sleep Center of Nevada.

This grand opening in Detroit signals the continuation of Vivos’ national expansion strategy to leverage commercial affiliations with high-volume sleep clinics and physician-owned sleep and other medical practices to bring Vivos’ proprietary line of FDA-cleared diagnostic and therapeutic products and services to tens of millions suffering from OSA and related health conditions. Many OSA patients who experience the full diagnostic and therapeutic treatment regimen from Vivos-trained providers see their OSA and related symptoms diminish or resolve in less than a year.

Kirk Huntsman, Vivos’ Chairman and Chief Executive Officer, explained the importance of this announcement, stating “Over the past decade, sleep testing centers and sleep specialists have experienced tremendous pricing pressure from both government and commercial insurance payers. As a result, many sleep testing labs have either closed down or sold out to larger groups. For those who have survived, their labs and practices have become dependent on seeing a growing number of patients at much lower reimbursement rates. Many of them have also become disenchanted by the industry’s 45-year-old, go-to solution of CPAP as the primary front-line treatment for over 90% of their patients with OSA. By affiliating with established sleep centers and practitioners, Vivos brings an exciting and highly differentiated set of diagnostic and treatment options to their patients, which is expected to yield additional revenues and higher margin services revenue for Vivos. This dynamic creates a powerful win/win solution for providers, OSA patients, and Vivos.”

The opening of the Auburn Hills center follows Vivos’ execution of an agreement with MISleep Solutions, LLC in July to provide certain management and support services along with our full suite of Vivos treatments and services to OSA patients. Pursuant to the agreement, Vivos has built out and equipped the center, hired and trained providers and support personnel, and prepared for the grand opening. This contractual strategic alliance structure is less capital-intensive compared to the outright acquisition of sleep centers, while preserving the vast majority of the accretive economics associated with Vivos’ line of diagnostic and therapeutic products and services. Vivos looks forward to working closely with MISleep Solutions to expand the use of Vivos’ products and services to additional sleep clinics and medical specialists throughout the metro Detroit area.

Vivos is also currently in talks with other sleep center groups and sleep specialist physicians across the country to establish similar affiliations.

About Vivos Therapeutics, Inc.

Vivos Therapeutics, Inc. (NASDAQ: VVOS) is a medical technology company focused on developing and commercializing innovative diagnostic and treatment methods for patients suffering from breathing and sleep issues arising from certain dentofacial abnormalities such as obstructive sleep apnea (OSA) and snoring in adults. Vivos’ devices have been cleared by the U.S. Food and Drug Administration (FDA) for adult patients diagnosed with all severity levels of OSA and moderate-to-severe OSA in children ages 6 to 17. Vivos’ groundbreaking Complete Airway Repositioning and Expansion (CARE) devices are the only FDA 510(k) cleared technology for treating severe OSA in adults and the first to receive clearance for treating moderate to severe OSA in children.

OSA affects over 1 billion people worldwide, yet 90% remain undiagnosed and unaware of their condition. This chronic disorder is not just a sleep issue—it is closely linked to many serious chronic health conditions. While the medical community has made strides in treating sleep disorders, breathing and sleep health remain areas that are still not fully understood. As a result, legacy OSA treatments like CPAP are often mechanistic and fail to address the root causes of OSA.

Founded in 2016 and based in Littleton, Colorado, Vivos is working to change this. Through innovative technology, education, and acquisitions of, or commercial collaborations with, sleep healthcare providers, Vivos is empowering healthcare providers to address the complex needs of OSA patients more thoroughly.

Vivos calls the use of its appliances and protocols to treat OSA The Vivos Method, which offers a proprietary, clinically effective solution that is nonsurgical, noninvasive, and nonpharmaceutical, providing hope to allow patients to Breathe New Life.

For more information, visit www.vivos.com.

Cautionary Note Regarding Forward-Looking Statements

This press release, including statements of the Company’s management and other parties made in connection therewith, contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events. Words such as “may”, “would”, “should”, “expects”, “projects,” “potential,” “intends”, “plans”, “believes”, “anticipates”, “hopes”, “estimates”, “goal”. “aim” and variations of such words and similar expressions are intended to identify forward-looking statements. In this press release, forward-looking statements include, without limitation, those relating to (i) the actual future impact on Vivos’ revenue and profitability of its contractual alliance with MISleep Solutions and (ii) the anticipated benefits and potential expansion of Vivos’ marketing and distribution model as described herein. These statements involve significant known and unknown risks and are based upon several assumptions and estimates, which are inherently subject to significant uncertainties and contingencies, many of which are beyond Vivos’ control. Actual results (including the actual results from opening the Auburn Hills, Michigan sleep center described herein on Vivos’ future revenues and results of operations or the anticipated benefits of the Company’s marketing and distribution model described herein) may differ materially and adversely from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: (i) the risk that Vivos may be unable to continue to integrate business from the acquisition and alliance model into its own or otherwise implement sales, marketing and other strategies that increase revenues, (ii) the risk that some patients may not achieve the desired results from using Vivos’ products, (iii) risks associated with regulatory scrutiny of and adverse publicity in the sleep apnea diagnosis and treatment sector; (iv) the risk that Vivos may be unable to secure additional financing to continue operations, acquire additional sleep centers practices on reasonable terms, or maintain its Nasdaq listing when needed, if at all, (v) market and other conditions that could impact Vivos’ business or ability to obtain financing, and (vi) other risk factors described in Vivos’ filings with the Securities and Exchange Commission (“SEC”). Vivos’ filings can be obtained free of charge on the SEC’s website at www.sec.gov. Except to the extent required by law, Vivos expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Vivos’ expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

Media Inquiries:

Jennifer Hauser, Executive Assistant to the CEO

Investor Relations Contact

investors@vivoslife.com